UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2004

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition.

On March 11, 2004, Homestore, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003 and conducted a webcast conference call relating to that release. Copies of that release and the transcript of the prepared remarks for that call are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: March 11, 2004	By:	/s/ LEWIS R. BELOTE, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated March 11, 2004 of Homestore, Inc.

99.2	Transcript of prepared remarks for Homestore, Inc. conference call conducted on March 11, 2004.